RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The Company, which was formed in 2003 as a wholly-owned subsidiary of Frontline, was partially spun-off in 2004 and its shares commenced trading on the New York Stock Exchange in June 2004. A significant proportion of the Company's business continues to be transacted with related parties.

The Company has had transactions with the following related parties, being companies in which our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc. (hereafter jointly referred to as "Hemen") and companies associated with Hemen have a significant direct or indirect interest:

–    Frontline
–    Frontline Shipping, Frontline Shipping II, Frontline Shipping III (collectively Frontline Charterers)

–	Seadrill

–	NADL

–	Golden Ocean Group Limited ("Golden Ocean")

–	United Freight Carriers ("UFC" - which is a joint venture approximately 50% owned by Golden Ocean)

–	Deep Sea

–	Golar LNG Limited ("Golar")

The Consolidated Balance Sheets include the following amounts due from and to related parties, excluding direct financing lease balances (see Note 15):

(in thousands of $)	2013	2012
Amounts due from:
Frontline Charterers	—	51,788
Frontline Ltd	10,016	810
UFC	770	—
Deep Sea	—	1,305
NADL	2,163	—
Seadrill	300	300
Total amount due from related parties	13,249	54,203
Loans to related parties - associated companies, long-term
SFL West Polaris	100,383	67,010
SFL Deepwater	115,222	154,874
SFL Hercules	120,110	—
SFL Linus	195,000	—
Total loans to related parties - associated companies, long-term	530,715	221,884
Loans to related parties - others, long-term
Frontline Ltd	48,847	—
Total loans to related parties - others, long-term	48,847	—
Amounts due to:
Frontline Charterers	815	804
Frontline Management	1,011	815
Bluelot	6,064	3,802
Corte Real	6,018	3,756
Other related parties	57	50
Total amount due to related parties	13,965	9,227

SFL West Polaris, SFL Deepwater, SFL Hercules, SFL Linus, Bluelot and Corte Real are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at December 31, 2013 -see Note 16 "Investment in Associated Companies". The amounts due to Bluelot and Corte Real are the balances on the current accounts between those companies and Ship Finance. As described below in "Related party loans", at December 31, 2013 and 2012, the long-term loans from Ship Finance to SFL West Polaris, SFL Deepwater, SFL Hercules and SFL Linus are presented net of their respective current accounts.

Related party leasing and service contracts
As at December 31, 2013, 20 of the Company's vessels leased to the Frontline Charterers and two of its offshore supply vessels leased to subsidiaries of Deep Sea are recorded as direct financing leases. Prior to December 31, 2010, the Company also fully consolidated Rig Finance II (see Note 16), which leased a jack-up drilling rig to a subsidiary of Seadrill under a direct financing lease. In addition, at December 31, 2013, four offshore supply vessels were leased to subsidiaries of Deep Sea and four drybulk carriers were leased to UFC under operating leases.

At December 31, 2013, the combined balance of net investments in direct financing leases with the Frontline Charterers and Deep Sea was $1,016.9 million (2012: $1,217.0 million) of which $45.1 million (2012: $50.8 million) represents short-term maturities.

At December 31, 2013, the net book value of assets leased under operating leases to Deep Sea and UFC was $212.9 million (2012: Deep Sea and the Frontline Charterers $131.5 million).

A summary of leasing revenues earned from the Frontline Charterers, Seadrill, Deep Sea and UFC is as follows:

(in millions of $)	2013	2012	2011
Operating lease income	24.0	20.7	21.9
Direct financing lease interest income	55.4	59.2	97.8
Finance lease service revenue	52.4	64.8	70.0
Direct financing lease repayments	47.4	52.8	199.5
Profit sharing revenues	0.8	52.2	0.5

In May 2013, the Company agreed to change the legal entity under the charters for five of the six vessels on charter to subsidiaries of Deep Sea Supply Plc. The new charterer is Deep Sea Supply Shipowning II B.V., a wholly-owned subsidiary of Deep Sea Supply BTG B.V., which is a joint venture owned 50% by Deep Sea Supply Plc. and 50% by BTG Pactual. The new charters became effective on May 31, 2013, and the main terms of the charters remain unchanged.

On December 30, 2011, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II, which related to 28 vessels accounted for as direct financing leases. Four of those vessels were sold in 2012 and a further four were sold in 2013. In terms of the amending agreements, the Company received a compensation payment of $106 million and agreed to a $6,500 per day reduction in the time charter rate of each vessel for the period January 1, 2012, to December 31, 2015. Thereafter, the charter rates revert to the previously agreed daily amounts. The leases were amended to reflect the compensation payment received and the reduction in future minimum lease payments to be received.

Prior to December 31, 2011, Frontline Shipping and Frontline Shipping II paid the Company profit sharing of 20% of their earnings on a time-charter equivalent basis from their use of the Company's fleet above average threshold charter rates each fiscal year. The amendments to the charter agreements made on December 30, 2011, increased the profit sharing percentage to 25% for future earnings above those threshold levels. Of the $106 million compensation payment received, $50 million represents a non-refundable advance relating to the 25% profit sharing agreement. The Company earned and recognized profit sharing revenue under these arrangements in the year ended December 31, 2013, of $nil (2012: $nil; 2011: $0.5 million). As at December 31, 2013, there was $nil profit share accrued towards the reduction in the $50 million profit sharing advance, which must be reduced to nil before the Company can recognize future income under the 25% profit sharing agreement.

The amendments to the charter agreements additionally provide that for the four year period of the temporary reduction in charter rates, Frontline Shipping and Frontline Shipping II will pay the Company 100% of any earnings on a time-charter equivalent basis above the temporarily reduced time charter rates, subject to a maximum of $6,500 per day per vessel. In the year ended December 31, 2013, the Company earned and recognized no revenue under this arrangement (2012: $52.2 million; 2011: $nil), which is also reported under "Profit sharing revenues".

In the event that vessels on charter to the Frontline Charterers are agreed to be sold, the Company may either pay or receive compensation for the termination of the lease. In January 2013 the non-double VLCC Edinburgh was sold and its lease cancelled, with an agreed termination fee payable of $7.8 million. In February 2013, March 2013, November 2013 and November 2013, the Suezmax tanker Front Pride, the OBO Front Guider, the VLCC Golden Victory and the VLCC Front Champion were sold and their leases cancelled, with agreed termination fees receivable of $2.1 million, $11.7 million, $37.3 million and $30.4 million, respectively. Of the $67.7 million combined fees receivable for the two VLCCs sold in November 2013, $10.9 million was received in cash and $56.8 million was received in the form of loan notes receivable over the approximately eight remaining years of the cancelled leases. The initial face value of the notes received, on which interest at 7.25% is receivable, was $79.0 million and their initial fair value of $56.8 million was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market. Subsequently, the notes are recorded at amortized cost (based on the fair value of the notes on the date of receipt) less adjustments for valuation losses. Any increase in estimated cash flows will be recorded as adjustments to the accredited yield. At December 31, 2013, no adjustments were made.

The charter agreements for the four drybulk carriers leased to UFC include profit sharing arrangements, whereby the Company earns a 50% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2013, the Company earned and recognized $0.8 million under this arrangement (2012: $nil; 2011: $nil).

As at December 31, 2013, the Company was owed a total of $nil (2012: $51.8 million) by the Frontline Charterers in respect of leasing contracts and profit share.

At December 31, 2013, the Company was owed $10.0 million (2012: $0.8 million) by Frontline in respect of various short-term items, including the $7.6 million (2012: $nil) carrying value of the short-term portion of loan notes receivable and $0.5 million (2012: $nil) accrued interest on the loan notes. The Company also had a long-term loan of $48.8 million due from Frontline at December 31, 2013 (2012: $nil), being the carrying value of the long-term portion of loan notes receivable.

At December 31, 2013, the Company was owed $0.8 million (2012: $nil) by UFC in respect of profit share.

At December 31, 2013, the Company was owed $nil (2012: $1.3 million) by Deep Sea in respect of leasing contracts.

At December 31, 2013, the Company was owed $2.2 million by NADL in respect of pre-delivery loan charges relating to the harsh environment jack-up drilling rig delivered in February 2014 to the wholly-owned subsidiary SFL Linus, which is accounted for using the equity method (see Note 16). These charges are recoverable from NADL under the terms of the agreement to acquire the rig and lease it to them.

The vessels leased to the Frontline Charterers are on time charter terms and for each such vessel the Company pays a management fee of $6,500 per day to Frontline Management (Bermuda) Ltd. ("Frontline Management"), a wholly owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to the Frontline Charterers which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In the year ended December 31, 2013, the Company also had seven container vessels, twelve drybulk carriers, two Suezmax tankers and two car carriers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. In the year ended December 31, 2013, management fees payable to Frontline Management amounted to $54.2 million (2012: $65.9 million; 2011: $71.1 million).

In the year ended December 31, 2013, the Company had seven container vessels and twelve drybulk carriers operating on time charter, for which part of the operating management was sub-contracted to Golden Ocean. In the year ended December 31, 2013, management fees payable to Golden Ocean amounted to approximately $710,000 (2012: $534,000; 2011: $207,000). Management fees are classified as vessel operating expenses in the consolidated statements of operations.

The Company paid a commission of 1% to Frontline Management in respect of all payments received in respect of the five-year sales-type leases on the Suezmax tankers Glorycrown and Everbright. In 2013 was paid $0.1 million to Frontline Management pursuant to this arrangement (2012: $0.1 million; 2011: $0.1 million). This arrangement ended in September 2013, when the leases were terminated. Following these terminations, we have agreed to pay Frontline a management fee of 1.25% of chartering revenues plus $150 per day per vessel.

The Company also paid $0.4 million in 2013 (2012: $0.5 million, 2011: $0.5 million) to Frontline Management for the provision of management and administrative services.

The Company pays fees to Frontline Management for the management supervision of some of its newbuildings, which in 2013 amounted to $2.4 million (2012: $2.1 million, 2011: $3.1 million).

The Company paid $311,000 in 2013 (2012: $409,000; 2011: $503,000) to Frontline Management AS for the provision of office facilities in Oslo.

As at December 31, 2013, the Company owes Frontline Management and Frontline Management AS a combined total of $1.0 million (2012: $0.8 million) for various items, including newbuilding supervision fees, technical supervision fees and office costs.

The Company paid $160,000 in 2013 (2012: $195,000; 2011: $115,000) to Golar Management UK Limited, a subsidiary of Golar, for the provision of office facilities in London. At December 31, 2013, the Company owed Golar Management UK Limited $57,000 (2012: $50,000), which is included in amounts due to other related parties.

The Company paid $nil in 2013 (2012: $15,000; 2011: $40,000) to Seadrill Management (S) Pte Ltd, a subsidiary of Seadrill, for the provision of office facilities in Singapore.

In June 2011, the Company sold its wholly-owned subsidiary Rig Finance II to a subsidiary of Seadrill. The Company continued to provide a limited guarantee on the entity's loan facility until July 2013, and received guarantee commission from Seadrill. As at December 31, 2013, the Company was owed $0.3 million (2012: $0.3 million) by Seadrill in respect of guarantee commission.

Related party loans – associated companies
Ship Finance has entered into agreements with SFL West Polaris, SFL Deepwater, SFL Hercules and SFL Linus granting them loans of $145.0 million, $145.0 million (previously $290.0 million), $145.0 million and $195.0 million, respectively. The loans to SFL West Polaris, SFL Deepwater and SFL Hercules are fixed interest rate loans, and the loan to SFL Linus is interest free until the newbuilding jack-up drilling rig is delivered to that company, whereupon Ship Finance has the right to charge interest. These loans are repayable in full on July 11, 2023, October 1, 2023, October 1, 2023 and June 30, 2029, respectively, or earlier if the companies sell their drilling units. Ship Finance is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with Ship Finance. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In the year ended December 31, 2013, the Company received interest income on these loans of $6.5 million from SFL West Polaris (2012: $6.5 million; 2011: $6.5 million), $9.6 million from SFL Deepwater (2012: $13.1 million; 2011: $13.1 million) and $3.5 million from SFL Hercules (2012: $nil; 2011 $nil) totaling $19.6 million.

Related party purchases and sales of vessels – 2013
In July 2013, the Company announced the acquisition of the newbuilding harsh-environment jack-up drilling rig West Linus from a subsidiary of NADL, for a total acquisition cost of $600 million. The rig, which was delivered in February 2014, is to be leased back to NADL for a period in excess of 15 years, and NADL has been granted four purchase options at dates during and at the end of the charter period. Additionally, Ship Finance has an option to sell the rig back to NADL at the end of the charter period. The rig is owned by SFL Linus, a wholly-owned subsidiary of Ship Finance accounted for using the equity method - see Note 16 "Investment in Associated Companies".

Related party purchases and sales of vessels – 2011
In June 2011, a subsidiary of Seadrill, to which the jack-up drilling rig West Prospero was chartered, exercised its option to purchase the rig at the fixed option price of $133.1 million. The rig was owned by Rig Finance II, a wholly-owned subsidiary of the Company accounted for using the equity method. The transaction was effected as a sale of Rig Finance II and a gain of $4.1 million was recorded on the sale (see Note 16).